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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Raining Data Corporation of our report dated June 8, 2001 relating to the consolidated financial statements of Raining Data Corporation and Subsidiaries which appear in the Registrant's Annual Report on Form 10-KSB for the year ended March 31, 2001.

/s/ GRANT THORNTON LLP
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Irvine, California
December 13, 2001